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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Check the appropriate box:
[ ] Preliminary Proxy Statement.
[ ] Confidential, for Use of The Commission Only (As Permitted By
    Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement.
[X] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to Section 14a-12

                          BUTLER MANUFACTURING COMPANY
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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previously. Identify the previous filing by registration statement number, or
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On April 23, 2004, Butler Manufacturing Company ("Butler") received two letters from BlueScope Steel Limited ("BlueScope").

The first letter from BlueScope (attached hereto as Exhibit A) advises Butler that BlueScope has reviewed Butler's unaudited consolidated financial statements for the three months ended March 31, 2004 and confirms that Butler's operating results meet or exceed the EBIT, Net Cash Flow and Backlog thresholds set in the BlueScope merger agreement such that no material adverse change has occurred. Accordingly, subject to obtaining the necessary stockholder approval, Butler is not aware of any conditions that will not be satisfied and would prevent the merger with BlueScope from being consummated.

The second letter from BlueScope (attached hereto as Exhibit B) advises Butler that BlueScope irrevocably has arranged for and will have cash on hand on April 27, 2004 to fund its financial commitments to Butler stockholders and lenders in connection with the merger between Butler and BlueScope.

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EXHIBIT A

[BLUESCOPE STEEL LOGO]                              BlueScope Steel Limited
                                                    ABN 80010 142 453
                                                    Level 11
                                                    120 Collins
                                                    Melbourne  VIC 3000
                                                    PO Box 18207
                                                    Collins Street East
                                                    Melbourne  VIC 8003
                                                    Telephone  +61 3 9666 4000
                                                    Facsimile  +61 3 9666 4113
                                                    www.bluescopesteel.com

                                             April 23, 2004


Mr. John J Holland
Chairman and CEO
Butler Manufacturing Company
1540 Genessee Street
PO Box 410064
Kansas City, Missouri 64141-0064

Gentlemen:

         Reference is made to that certain Agreement and Plan of Merger, dated February 15, 2004 (the "Merger Agreement"), by and among BlueScope Steel Limited ("Parent"), BSL Acquisition Corporation ("Purchaser") and Butler Manufacturing Company ("Butler") (capitalized terms used herein without definition shall have the meanings assigned to such terms in the Merger Agreement). Pursuant to
Section 5.16 of the Merger Agreement, Butler has provided Parent with unaudited consolidated financial statements for the three months ended March 31, 2004 (the "Financial Statements"). Furthermore, pursuant to clauses (iv) and (v) of
Section 8.4 (e) of the Merger Agreement, a Company Material Adverse Change is conclusively deemed to have occurred unless Butler meets certain specified thresholds for EBIT, Net Cash Flow and Backlog in the Financial Statements.

         Parent has reviewed the Financial Statements and hereby confirms that EBIT, Net Cash Flow and Backlog, as reflected in the Financial Statements, meet or exceed the EBIT, Net Cash Flow and Backlog thresholds, and, therefore, no Company Material Adverse Change has occurred within the meaning of clauses (iv) and (v) of Section 8.4 (e) of the Merger Agreement.

         We look forward to stockholder approval and a timely completion to the merger.

                                                 Sincerely yours,


                                                 Mr. Brian Kruger
                                                 Chief Financial Officer
                                                 BlueScope Steel Limited



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EXHIBIT B

[BLUESCOPE STEEL LOGO]                              BlueScope Steel Limited
                                                    ABN 80010 142 453
                                                    Level 11
                                                    120 Collins
                                                    Melbourne  VIC 3000
                                                    PO Box 18207
                                                    Collins Street East
23 April, 2004                                      Melbourne  VIC 8003
                                                    Telephone  +61 3 9666 4000
Mr John J Holland                                   Facsimile  +61 3 9666 4113
Chairman and CEO                                    www.bluescopesteel.com
Butler Manufacturing Company
1540 Genessee Street
P. O. Box 410064
Kansas City, Missouri 64141-0064

BY FACSIMILE: + 1 816 968 6504

Dear John,

On behalf of BlueScope Steel Limited ("BSL"), I wish to advise you of the current status for the funding of our offer for Butler Manufacturing Company ("BMC").

You will already be aware from publicly available information that BSL has COMMITTED bank lines in place of A$500 million (A$400 million term facility and A$100 million short term facility). As of the date of this letter, A$260 million (US$190 million at current exchange rates) remains undrawn and available for the funding of the offer for BMC. In addition to this, BSL has a COMMITTED bridging facility for US$150 million which was specifically put in place to also facilitate funding of the BMC offer.

On the 22 April 2004, BSL gave an IRREVOCABLE NOTICE of drawdown under its committed term facility. Further to this, an IRREVOCABLE NOTICE of drawdown was also delivered today under the bridging facility. BSL will therefore have sufficient cash on hand in its US bank accounts on Tuesday 27 April, 2004 to make all necessary payments related to the BMC merger.

As you can see, there is no doubt over BSL's ability to fund its financial commitments to BMC shareholders and noteholders should the merger be consummated. Our funding lines are committed and as indicated, lenders have already been provided with irrevocable notices to drawdown. This should provide the BMC Board with absolute certainty regarding the funding of the BSL offer.

Please do not hesitate to contact me should you wish to discuss any of the matters dealt with in this letter.

Yours sincerely,

Brian Kruger
CHIEF FINANCIAL OFFICER